Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 16 to Registration Statement No. 333-89775 on Form N-1A of our report dated October 25, 2012, relating to the financial statements and financial highlights of BlackRock Focus Growth Fund, Inc. (the “Fund”) appearing in the Annual Report on Form N-CSR of the Fund for the year ended August 31, 2012. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in the Prospectus and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

Boston, Massachusetts
December 28, 2012